CORPORATE OVERVIEW January 2023 Leveraging unique insights into the chromatin regulatory system to pioneer a new class of precision therapies in oncology and beyond Exhibit 99.2

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly and Merck; the initiation, timing, progress and results of our research and development programs and preclinical and clinical trials, including the potential resolution of the full clinical hold and anticipated timing of release of clinical data; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of the COVID-19 pandemic and other exogeneous factors on our and our collaborators’ business operations, including our research and development programs and preclinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286, FHD-609 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286 and FHD-609, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties. Forward-Looking StatementsFORWARD LOOKING STATEMENTS 2

FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER

LEADER IN NEW AREA OF CANCER BIOLOGY

Foghorn is a **leader in targeting chromatin biology,** which has unique potential to address underlying dependencies of many genetically defined cancers

Broad pipeline of **over 15 programs** across a range of targets and modalities

LARGE MARKET POTENTIAL

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

WELL-FUNDED

$374.5 million in cash and equivalents

(as of 9/30/2022)

Provides **runway into H2'2025**

SIGNIFICANT VALUE DRIVERS IN 2023

Initial clinical data in uveal melanoma with **FHD-286** expected **H1'23**

Initial clinical data in synovial sarcoma with **FHD-609** expected **mid-2023**

AML/MDS study with FHD-286 on full clinical hold, development **clarity anticipated in H1'23**

COLLABORATIONS WITH MAJOR ONCOLOGY PLAYERS

Strategic collaboration with Loxo Oncology at Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Merck collaboration to drug single specified transcription factor target; **$15 million upfront** and up to **$410 million** in milestones

3

| FOGHORN: SIGNIFICANT VALUE CREATION OPPORTUNITIES 4 >500K PATIENTS >2M PATIENTSBy 2026 POTENTIAL PATIENTS IMPACTED BY PIPELINE Today 2 NME INDs 8 NME INDs NEW MOLECULAR ENTITIES TO IND / CLINIC• Validated platform with first-in-class targets in the clinic (FHD-286 and FHD-609), with Phase 1 dose escalation data expected in H1 2023 for FHD-286 and mid-2023 for FHD-609 • At least 6 additional potential NME INDs by 2026 • >20 genetically defined tumor types in over 500K patients – includes lung, prostate, bladder, ovarian, colorectal, breast • Opportunity for additional partnerships Potential Impact in >500K Patients Across More Than 20 Tumor Types with 6 Potential New INDs by 2026

UNIQUE INSIGHTS INTO CHROMATIN BIOLOGY

Untapped Area for Novel Targets and Therapeutics

CHROMATIN REGULATORY SYSTEM CRITICAL FOR GENE EXPRESSION

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA



Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA

NOVEL TARGETS GUIDED BY GENETIC DEPENDENCIES

Chromatin Remodeling Complex Mutations / Overexpression





Transcription Factor Mutations / Overexpression

Helicases & Other Chromatin Binding Proteins involved in gene expression / function



TAILORED DRUGGING APPROACHES


ATP
ADP

Enzymatic Inhibitors
Highly selective and allosteric small molecule inhibitors

Targeted Protein Degradation
Molecular glue and bi-functional protein degraders



Transcription Factor Disruptors
Disrupt interactions between chromatin remodeling complexes and transcription factors


Potential druggable sites

5

| FOGHORN’S VALIDATED GENE TRAFFIC CONTROL® PLATFORM Integrated, Scalable, Efficient – Repeatable Paradigm Deep Mechanistic Understanding of the Chromatin Regulatory System Small Molecule and Degrader Platform Biochemistry, Biophysics and Assays of Large Complexes and Proteins UNIQUE TARGETS SPECIALIZED APPROACH SELECTIVE THERAPEUTICS What to Drug: Identify disease dependencies How to Drug: Biology first - small molecule modality agnostic Where to Drug: Engineer selectivity via unique assays and protein capabilities Transcription Factor Disruptors Enzymatic Inhibitors Targeted Protein Degraders 6

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth / Over 15 Programs

Modality	Program	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights	Patient Population*
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML & MDS				FOGHORN THERAPEUTICS	Over 27,000
	FHD-286 (BRG1/BRM)	Uveal Melanoma				FOGHORN THERAPEUTICS	Over 5,000
	Selective BRM	BRG1 Mutated Cancers, e.g. , NSCLC & Bladder				LOXO / FOGHORN THERAPEUTICS	Over 100,000
Protein Degraders	FHD-609 (BRD9)	Synovial Sarcoma & SMARCB1-Loss Tumors				FOGHORN THERAPEUTICS	Over 2,800
	Selective BRM	BRG1 Mutated Cancers, e.g., NSCLC & Bladder				LOXO / FOGHORN THERAPEUTICS	Over 100,000
	Selective ARID1B	ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal				FOGHORN THERAPEUTICS	Over 175,000
	Selective CBP	EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast				FOGHORN THERAPEUTICS	Over 100,000
Transcription Factor Disruptors	Undisclosed	Undisclosed				FOGHORN THERAPEUTICS	
	Undisclosed	Undisclosed				MERCK	
Partnered Program	Undisclosed	Undisclosed				LOXO / FOGHORN THERAPEUTICS	
3 Discovery Programs	Undisclosed	3 Undisclosed Programs				LOXO / FOGHORN THERAPEUTICS	

* Incidence in the U.S., EU5, Japan

7

Inhibition of the BRG1 and BRM Subunits of the BAF Complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex IN PHASE 1 DOSE ESCALATION FOR METASTATIC UVEAL MELANOMA & AML/MDS FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM Subunits of the BAF Complex

| TARGETING BAF DEPENDENCY IN CANCER BRG1 AND BRM SUBUNITS BRMBRG1 BAF CHROMATIN REMODELING COMPLEX • BRM / BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex • Dependency on BRM / BRG1 is well- established with multiple tumor types, including uveal melanoma, AML / MDS, NSCLC and prostate • Foghorn’s lead asset targeting BRM / BRG1, FHD-286, is a potent, selective, allosteric, small molecule inhibitor of the BRG1 and BRM subunits of the BAF complex • In Phase 1 dose escalation for uveal melanoma & AML / MDS 9

SIGNIFICANT UNMET NEED IN UVEAL MELANOMA

Most Common Form of Eye Cancer

UVEAL MELANOMA MARKET


New UM patients per year
over 5,000
~ 50% of patients develop
metastases over time
mUM - Metastatic patients
Over 2,500
~ 60%
~ 40%
HLA-A2-
HLA-A2+

UVEAL MELANOMA OVERVIEW

Market Opportunity:

- Over 2,500 new metastatic UM patients impacted per year in the U.S. / over 5,000 U.S. and E.U.
- Potential additional opportunity in the adjuvant and neo-adjuvant settings

Limited Treatment Options:

- Treatment options include enucleation, checkpoint inhibitors, KIMMTRAK and chemotherapy/radiation
- KIMMTRAK is indicated for HLA-A2+ haplotype (~40% of the metastatic patient population)

10

FHD-286 FOR METASTATIC UVEAL MELANOMA
Clinical Development Plan

PHASE 1 DOSE ESCALATION STUDY

- 3+3 cohort design
- Retrospective biomarker analysis to further evaluate safety and efficacy
- Assess safety, PK, biomarkers and therapeutic activity
- Identify dose(s) for expansion

PHASE 1 EXPANSION STUDIES

- Evaluate identified dose(s)
- Consider refined patient population, if necessary
- Consider exploration of combination partners
- Assess safety, PK, biomarkers and therapeutic activity

POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSION

- Potential for entry into definitive efficacy trials in metastatic UM
- Potential for indication expansion

Initial clinical data in uveal melanoma with FHD-286 expected H1'23

11

| THERAPEUTIC RATIONALE FOR UVEAL MELANOMA Dependency on Two Lineage Transcription Factors: MITF / SOX10 SOX10 MITF OVER 85% OF UVEAL MELANOMA CANCERS HAVE GNAQ OR GNA11 MUTATIONS VALIDATION OF DEPENDENCY AND APPROACHBIOLOGY CANCER CELL LINES CANCER CELL LINES 12 MITF CHIPseq SOX10 CHIPseq

| DOSE-DEPENDENT TUMOR REGRESSION IN UVEAL MELANOMA CDX MODELS AT TOLERATED DOSES WITH FHD-286 MP-46 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Well-tolerated 92-1 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Tumor regression at 1.5 mg / kg, PO, QD o Well-tolerated 0 7 14 21 28 0 300 600 900 1200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 28 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 5 10 15 20 0 150 300 450 600 750 900 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 5 10 15 20 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 13 Tumor Volume Tumor Volume Body Weight Body Weight

| SIGNIFICANT UNMET NEED REMAINS IN R/R AML & MDS Most Common Type of Acute Leukemia in Adults 14 AML OVERVIEW Mutation: • Elevated BRG1-BAF / TF activity in AML blast cells Market Opportunity: • Over 27,000 relapsed and/or refractory patients impacted per year* Treatment Options: • Limited options for relapsed and/or refractory patients without actionable mutations Relapsed and/or refractory AML patients per year ~ 8% ~ 40% over 20,0 00 AML MARKET ~ 20% ~ 40% R/R segment with actionable mutations Unfit R/R segment without actionable mutations Fit R/R segment without actionable mutations Over 27,00 * * Incidence in the U.S., EU5, Japan

FHD-286 FOR RELAPSED/REFRACTORY AML & MDS

Clinical Development Plan

PHASE 1 DOSE ESCALATION STUDY

- 3+3 cohort design
- Retrospective biomarker analysis to further evaluate safety and efficacy
- Assess safety, PK, biomarkers and therapeutic activity
- Identify dose(s) for expansion

PHASE 1 EXPANSION STUDIES

- Evaluate identified dose(s)
- Consider refined patient population if necessary
- Consider exploration of combination partners
- Assess safety, PK, biomarkers and therapeutic activity

POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSION

- Potential for entry into definitive efficacy trials in AML / MDS
- Potential for indication expansion

AML / MDS study with FHD-286 on full clinical hold, development clarity anticipated in H1'23

15

| AML: DEPENDENCY ON BRG1 / LINEAGE TF INTERACTIONS HSC AML blasts stuck in BAF / TF dependent proliferative phase Loss of blast phenotype/Apoptosis Differentiation Cancerous blast cells rely on BRG1 containing BAF / TF activity BAF - TF activity BAF - TF activity DISEASE STATE TREATMENT WITH FHD-286 16

| FHD-286 SHOWS EFFECT ACROSS A BROAD RANGE OF MUTATIONS IN AML PATIENT-DERIVED SAMPLES DNMT3A FLT3 IDH1 IDH2 KIT NF1 NPM1 NRAS RUNX1 TET2 TP53 IC 50 (n M ) 17 Mutation Type

PRECLINICAL FHD-286 DATA SHOWS EFFICACY ACROSS AML PATIENT-DERIVED SAMPLES

Notable Patient ID	Deep Response	Pathology Review	Disease Status
1690AML1	Y	AML	Secondary
1695AML1	Y	AML/MDS	Secondary
1696AML1	Y	AML	Secondary
1701AML1	Y	AML	Secondary
1893AML1	Y	AML	R/R
1899AML1	Y	AML	R/R
1990pAML1	Y	AML	R/R
1991pAML1	Y	AML	de novo
2041AML1	Y	N/A	de novo
2043pAML1	Y	AML	R/R
2059AML1	Y	AML	R/R
1682AML1	~	N/A	N/A
1689AML1	~	AML/MDS	de novo
1684AML1	N	CML	R/R
1924AML1	N	AML/MDS	R/R

Y = Deep reduction in blast cells   ~ = Partial reduction   N = No response



1695AML1 – BM-secondary AML
Pro-differentiation effect
relative to DMSO
1.5
1.0
0.5
0.0
0.1
1
10
100
1000
10000
FHD-286 [nM]
Aza + venetoclax
7+3

- Response observed in a majority of primary AML samples, irrespective of prior treatment or disease stage
- Additional data set from patient-derived samples demonstrates mutation-agnostic responses

18

| DOSE-DEPENDENT TUMOR GROWTH INHIBITION OBSERVED WITH FHD-286 TREATMENT IN AML CDX MODELS MV4-11 CDX Model (FLT3 ITD, MLL-AF4) OCI-AML2 CDX MODEL (MII-AF6, DNMT3A MUT.) 0 7 14 21 0 250 500 750 1000 1250 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 0 800 1600 2400 3200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 7 14 21 80 90 100 110 120 Days Post Treatment B od y W ei gh t C ha ng e (% ) 19 Tumor Volume Tumor Volume Body Weight Body Weight

| TUMOR GROWTH INHIBITION WITH FHD-286 TREATMENT OBSERVED BY BIOLUMINESCENCE GENE TRAFFIC CONTROL PLATFORM PROTEIN DEGRADER CAPABILITIES Imaging in a Disseminated AML Model VEHICLE FHD-286 1.5 MG / KG QDX28 FHD-286 1.5 MG / KG, BID (5ON / 8OFF) X3 SORAFENIB 15 MG / KG, QDX14 FHD-286 SURVIVAL ADVANTAGE IN DISSEMINATED AML MODEL 20

Degrading the BRD9 Subunit of the BAF Complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex IN PHASE 1 DOSE ESCALATION FOR SYNOVIAL SARCOMA AND SMARCB1-LOSS TUMORS FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 Component of the BAF Complex

DEGRADING THE BRD9 SUBUNIT OF BAF

BRD9 IS REQUIRED FOR THE SURVIVAL OF SYNOVIAL SARCOMA CELLS



BRD9 Dependency Score
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Dependency Threshold of -1
Synovial Sarcoma Cell Line
Other Soft Tissue Sarcoma Cell Line

CANCER CELL LINES
Project DRIVE shRNA data

- Dependency on BRD9 **well established with multiple tumor types** including synovial sarcoma and SMARCB1-loss tumors
- Foghorn's lead asset targeting BRD9, **FHD-609, s**elective, potent, protein degrader **of the BRD9 subunit** of the BAF complex
- In Phase 1 dose escalation for synovial sarcoma and SMARCB1-loss tumors

* U.S., EU5, Japan

22 |

SIGNIFICANT UNMET NEED IN SYNOVIAL SARCOMA

Synovial Sarcoma Accounts for ~10% of Soft-Tissue Sarcoma Tumors



BRD9
SUBUNIT
SS18-SSX1 / SSX2 / SSX4
MUTATED SUBUNIT

TARGETED PROTEIN DEGRADATION TO REGULATE CHROMATIN AND GENE EXPRESSION IN DISEASE

SYNOVIAL SARCOMA & SMARCB1-LOSS TUMORS OVERVIEW

- **Mutation**: 100% of patients harbor SS18-SSX1 / SSX2 / SSX4 protein fusions
- **Patient Numbers***:
  - Synovial sarcoma: Over 1,800
  - SMARCB1-Loss Tumors: ~1,000
- **Limited Treatment Options**:
  - No approved therapies
  - Current standard of care includes surgical resection, chemotherapy/radiation and pazopanib
  - Adaptimmune's cell therapy in development for synovial sarcoma, only applicable to ~25% of patient population

23

* Incidence in the U.S., EU5, Japan

FHD-609 FOR METASTATIC SYNOVIAL SARCOMA AND SMARCB1-LOSS TUMORS

Clinical Development Plan

PHASE 1 DOSE ESCALATION STUDY

- 3+3 cohort design
- Assess safety, PK, therapeutic activity, target engagement and biomarkers
- Identify dose(s) for expansion
- Biomarkers: SS18-SSX1, SS18-SSX2 or SS18-SSX4 translocation for synovial sarcoma

PHASE 1 EXPANSION STUDIES

- Metastatic synovial sarcoma expansion cohorts
- SMARCB-1 deleted tumors and potentially other indications
- Evaluate identified dose(s)
- Consider refined patient population if necessary
- Consider exploration of combination partners
- Assess safety, PK, biomarkers and therapeutic activity

POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSION

- Potential for entry into definitive efficacy trials in metastatic synovial sarcoma
- Potential for indication expansion beyond metastatic synovial sarcoma

Initial clinical data in synovial sarcoma with FHD-609 expected mid-2023

24

| ON-TREATMENT TUMOR BIOPSIES WITH FHD-609 DEMONSTRATE TARGET ENGAGEMENT WITH DEGRADATION OF BRD9 25 Pre-Treatment On-Treatment Pre-Treatment On-Treatment Paired Biopsies Patient A Paired Biopsies Patient B SIGNIFICANT BRD9 DEGRADATION OF ~60-70% WITH LOW DOSE OF FHD-609

ROBUST *IN VIVO* ACTIVITY OBSERVED IN SYNOVIAL SARCOMA MODEL AND BRD9 DEGRADATION ASSOCIATED WITH FHD-609 TREATMENT

Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation

SY01 SYNOVIAL SARCOMA CDX MODEL

- Mutation: **SS18-SSX2**
- Inhibited tumor growth
- Dose-dependent BRD9 degradation correlated with anti-tumor activity



Tumor Volume
Tumor Volume (mm³)
3000
2000
1000
0
0
5
10
15
20
25
Days Post Treatment
Vehicle
FHD-609, 3.5 mg/kg, IP, QW
FHD-609, 0.7 mg/kg, IP, QW
FHD-609, 0.5 mg/kg, IP, QD

SUSTAINED BRD9 DEGRADATION



FHD-609 0.7 mg/kg, IP, QW
4h
7d
10d
1 3 10 29 35 52 62 69
Control
BRD9
FHD-609 3.5 mg/kg, IP, QW
4h
7d
10d
12 24 28 51 63 65 68 82
Control
BRD9

26

| SUPERIOR TUMOR GROWTH INHIBITION WITH FHD-609 IN A SYNOVIAL SARCOMA MODEL AS COMPARED TO IFOSFAMIDE AND PAZOPANIB o Mutation: SS18-SSX1 o Superior tumor growth inhibition compared to ifosfamide and pazopanib o Complete suppression observed over 30 days at 2 mg / kg of FHD-609 ASKA CDX MODEL Tumor Volume Body Weight 0 7 14 21 28 80 90 100 110 120 Days Post Treatment % Bo d y W ei gh t C ha ng e 0 10 20 30 40 0 700 1400 2100 2800 Days Post Treatment Tu m or Vo lu m e ( m m 3 ) 27

| FHD-609 IS HIGHLY SELECTIVE KINETIC DEGRADATION PROFILING 28 No Off-Target IMiD Neosubstrate Degradation Activity Observed ENDPOINT DEGRADATION PROFILING 0 3 6 9 1 2 1 5 1 8 2 1 2 4 0 .0 0 .5 1 .0 1 .5 IKZF1-HiBiT CRISPR Jurkat Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM 0 3 6 9 12 15 18 21 24 0.0 0.5 1.0 1.5 HiBiT-GSPT1 CRISPR HEK293 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM 0 3 6 9 1 2 1 5 1 8 2 1 2 4 0 .0 0 .5 1 .0 1 .5 CSNK1A1-HiBiT CRISPR HEK293 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM 0 3 6 9 1 2 1 5 1 8 2 1 2 4 0 .0 0 .5 1 .0 1 .5 HiBiT-IKZF2 CRISPR Jurkat Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM HiBiT-GSPT1 HiBiT-CSNK1A1 HiBiT-IKZF1 HiBiT-IKZF2 DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 HiBiT-IKZF3 CRISPR MM.1S 6hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 SALL4-HiBiT CRISPR SK-N-DZ 6hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 HiBiT-IKZF3 CRISPR MM.1S 24hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 SALL4-HiBiT CRISPR SK-N-DZ 24hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) HiBiT-IKZF3 HiBiT-IKZF3 HiBiT-SALL4 HiBiT-SALL4 Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Time ( r) Ti ( ) 6 hrs 6 hrs 24 hrs rs [Co po[Compound] [Compound] [Compound] 1uM 100nM 10nM DMSO 1u 100nM 0nM MSO 0n 1uM 100nM 10nM DMSO Fr ac tio na l L um in es ce nc e (R LU ) Ti r) Ti ( r)

FHD-609 SELECTIVELY DEGRADES BRD9 IN SYNOVIAL SARCOMA GLOBAL PROTEOMICS ANALYSES

BRD9 Is the Only Protein Significantly Degraded at Multiple Concentrations and Time Points

16nM (200x DC50) 4hrs in SYO1



FHD-609 16nM 4h
Enhanced Volcano
10.0
7.5
5.0
2.5
0.0
- log10 (p-value)
BRD9
GLTP
TUBB
COL3A1
CRBN
−4
−2
0
2
4
log2 FC
Total = 7,437

78nM (1000x DC50) 4hrs in SYO1



FHD-609 78nM 4h
Enhanced Volcano
10.0
7.5
5.0
2.5
0.0
- log10 (p-value)
BRD9
GLTP
COL3A1
TUBB
CRBN
−4
−2
0
2
4
log2 FC
Total = 7,437

16nM (200x DC50) 24hrs in SYO1



FHD-609 16nM 24h
Enhanced Volcano
10.0
7.5
5.0
2.5
0.0
- log10 (p-value)
BRD9
GLTP
COL3A1
TUBB
CRBN
−4
−2
0
2
4
log2 FC
Total = 7,437
negative FC
positive FC
not significant

29

SELECTIVE BRM MODULATORS FOR BRG1 MUTATED CANCERS Enzymatic Inhibitor and Protein Degrader Programs Targeting BRG1 Mutated Cancers (e.g., NSCLC), 30+ Cancers with BRG1 Mutations FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

BRG1 MUTATIONS CREATE A GENETIC DEPENDENCY ON BRM

Selective BRM Modulators Overview

Target / Approach	• BRM • Enzymatic inhibitor • Targeted protein degrader
Indications	• BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations
Mutation / Aberration	• BRG1
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 100,000
Economics of Lilly Collaboration	• 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties


BRG1
BRM


BRG1 Mutation
BRM Dependency Score
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
Cancer Cell
Growth Inhibited
CANCER CELL LINES

* Per year incidence in U.S., EU5, Japan

31

| Cancer Of Unknown Primary Skin Cancer, Non-Melanoma Non-Small Cell Lung Cancer Bladder Cancer Endometrial Cancer Colorectal Cancer Melanoma Cervical Cancer Thymic Tumor Esophagogastric Cancer Peripheral Nervous System Small Cell Lung Cancer 0% 5% 10% 15% BRG1 MUTATED ACROSS RANGE OF TUMORS BRG1 MUTATED IN UP TO 10% OF NSCLC TUMORS, MINIMAL OVERLAP WITH OTHER MUTATIONS BRG1 MUTATED IN ~5% OF ALL TUMORS Broad Addressable Patient Population 32

| BRM SELECTIVE INHIBITOR IN VIVO EFFICACY Demonstrates PK / PD and In Vivo Efficacy in a BRG1 Mutant Lung CDX Model Plasma Exposure BRG1 cellular IC50 BRM cellular IC50 A549-BRG1 MUTANT NSCLC MODEL Cisplatin 4 mg / kg (IP) FHT-BRMi 15 mg / kg (BID) FHT-BRMi 30 mg / kg (BID) Vehicle Control (BID) 33 Tumor Volume Tu m or v ol um e (m m 3 ) Days after implantation B od y w ei gh t ( % D ay 0 ) M ea n un bo un d pl as m a co nc (n M ) Time (h) Days after implantation Body Weight

| ENZYMATIC SELECTIVITY APPROACHING 200X ACHIEVED BRG1 vs BRM ATPase activity BRM IC50 (uM) B R G 1 IC 50 (u M ) 34

| DEGRADERS CAUSE TIME- AND DOSE-DEPENDENT BRM DEGRADATION, ANTIPROLIFERATIVE EFFECTS IN A549 BRG1 MUTANT NSCLC LUNG MODEL ADVANCING BRM SELECTIVE DEGRADERS Achieving Complete BRM Degradation BRM / BRG1 HIBIT DATA A549 TEN-DAY PROLIFERATION ASSAY 35 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n FHT-BRMd BRM BRG1 % Inhibition of Cell Growth % d eg ra da tio n (% ) % in hi bi tio n Concentration (uM) Concentration (uM)

SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Implicated in Subsets of Cancers Including Bladder, Colorectal, Breast, Gastric and Lung

ADVANCING HIGHLY SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS

Selective CBP Protein Degrader Overview

Target / Approach	• CREB binding protein (CBP) • Targeted protein degrader
Initial Indication	• EP300 mutated cancers (e.g., subsets of prostate, bladder, colorectal, breast, gastric and lung cancers)
Mutation / Aberration	• EP300 mutated cancers
Stage	• Pre-clinical
New Patients Impacted / Year*	• Over 100,000



No Evidence of EP300 Loss
Strong Evidence of EP300 Loss
CBP Dependency Score
1.00
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
−1.50
CANCER CELL LINES

* Per year incidence in U.S., EU5, Japan

37

| ADVANCEMENT OF HIGHLY SELECTIVE CBP DEGRADERS 38 SELECTIVE CBP DEGRADATION Osteosarcoma Cell Line Endogenous IF 0 1 2 3 4 5 0 25 50 75 100 125 Selective CBP Degrader U2OS log[nM] av er ag e in te ns ity no rm al iz ed to D M S O CBP EP300 Av er ag e In te ns ity No rm al iz ed to D M SO Log [nM] l tive CBP Degrader U2OS EP300 HiBiT-EP300 U2OS 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R L U ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nMFr ac tio na l L um in es ce nc e (R LU ) Ti e (hr) DMSO 3 nM 1 nM 23 nM 0 nM uM 3 uM Dmax: 88% 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nM HiBiT-CBP U2OS Fr ac tio na l L um in es ce nc e (R LU ) Ti e (hr) DMSO 13 nM 1 nM 123 nM 370 nM 1 uM 3 uM

HIGHLY SELECTIVE DEGRADER OF CBP DEMONSTRTES CBP-DEPENDENT CELL KILLING ACROSS MULTIPLE CANCERS

Gastric Cancer



IM95 (CBP/EP300 WT)
AGS (EP300 mutant)
% Cell Viability
150
100
50
0
0.1
1
10
100
1000
10000
100000
Cmpd [nM]

Colorectal Cancer



HT29 (CBP/EP300 WT)
RFO (EP300 mutant)
% Cell Viability
150
100
50
0
0.1
1
10
100
1000
10000
100000
Cmpd [nM]

Bladder Cancer



UM-UC-3 (CBP/EP300 WT)
ScaBER (CBP/EP300 WT)
647V (EP300 mutant)
639V (EP300 mutant)
% Cell Viability
125
100
75
50
25
0
0.001
0.01
0.1
1
Cmpd [uM]

CELL PROLIFERATION ASSAYS

39 |

SELECTIVE ARID1B PROTEIN DEGRADER FOR ARID1A MUTATED CANCERS Protein Degrader Targeting ARID1A Mutated Cancers, the Most Mutated Subunit in the BAF Complex (e.g., Ovarian, Endometrial, Colorectal, Bladder and Other Cancers)

ARID1A: MOST MUTATED SUBUNIT IN BAF COMPLEX – CREATES DEPENDENCY ON ARID1B

Selective ARID1B Protein Degrader Overview

Target / Approach	• ARID1B • Targeted protein degrader
Initial Indication	• ARID1A mutated cancers
Mutation / Aberration	• ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers)
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 175,000



ARID1A



ARID1B



ARID1A WT
ARID1A Mutant
ARID1B Dependency Score
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
CANCER CELL LINES

* Per year incidence in U.S., EU5, Japan

41

| ~5% of all solid tumors harbor ARID1A mutations ARID1A MUTATED CANCERS: SIGNIFICANT OPPORTUNITY ARID1A Mutated Across Range of Tumors Cancer Types C om pl ex s ub un its ACTL6A ACTL6B ARID1A ARID1B ARID2 BCL11A BCL11B BCL7A BCL7B BCL7C BRD7 BRD9 BAF45B BAF45D BAF45C PBRM1 BAF45A BRM BRG1 BAF47 BAF155 BAF170 BAF60A BAF60B BAF60C BAF57 SS18 SS18L1 BAF Complex Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Hodges et al. 2017 42

TARGETING ARID1A MUTATED CANCERS: ARID1B PROTEIN DEGRADER

Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities

GENE TRAFFIC CONTROL PLATFORM

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

PROTEIN DEGRADER CAPABILITIES

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

PROGRAM STATUS

- Validated selective chemical binders of ARID1B
- In process of expanding binders into novel selective protein degraders
- Assessing outcomes of ARID1B degradation and impact on BAF complex formation



Highly purified ARID1B / BAF complex


ARID1B

43

TRANSCRIPTION FACTORS A NOVEL APPROACH FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| TFS ARE COMPELLING DRUG TARGETS… …BUT HISTORICALLY DIFFICULT TO TARGET • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities A NEW APPROACH TO DRUGGING TRANSCRIPTION FACTORS Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS FOGHORN HAS A NEW APPROACH FOCUSING ON INTERACTION WITH BAF • Druggable binding pockets • Druggable affinities 45

| TF BTF A TF C TF D TRANSCRIPTION FACTORS BIND TO BAF DIRECTLY WITH HIGH DEGREE OF SPECIFICITY 46 Unique Insights into Where and How Transcription Factors Bind MASS SPEC. FOOT-PRINTING PULL-DOWN ASSAYS Foghorn’s collection of BAF sub-complexes and domains BIOPHYSICAL BIOCHEMICAL STRUCTURAL AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 MAPPING THE TF-BAF INTERACTION VALIDATING THE TF-BAF INTERACTION SPI1 TFB TFC TFD

| • >100 TFs estimated associated with BAF • Foghorn pursuing multiple TFs in parallel • Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases HIGHLY SCALABLE APPROACH TO ADDRESS SIGNIFICANT UNMET MEDICAL NEED DRIVES MERCK COLLABORATION Potential to Drug > 100 TFs Associated with BAF • Merck collaboration to drug single specified transcription factor target • $15 million upfront; up to $410 million in research, development, regulatory and sales-based milestones • Up to low double-digit royalties on product sales TRANSCRIPTION FACTOR DISRUPTORS Potential druggable sites 47

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth / Over 15 Programs

Modality	Program	Discovery – Phase 1 – Phase 2 – Phase 3	Commercial Rights	Patient Population*
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML & MDS	FOGHORN THERAPEUTICS	Over 27,000
	FHD-286 (BRG1/BRM)	Uveal Melanoma	FOGHORN THERAPEUTICS	Over 5,000
	Selective BRM	BRG1 Mutated Cancers, e.g. , NSCLC & Bladder	LOXO ONCOLOGY / FOGHORN THERAPEUTICS	Over 100,000
Protein Degraders	FHD-609 (BRD9)	Synovial Sarcoma & SMARCB1-Loss Tumors	FOGHORN THERAPEUTICS	Over 2,800
	Selective BRM	BRG1 Mutated Cancers, e.g., NSCLC & Bladder	LOXO ONCOLOGY / FOGHORN THERAPEUTICS	Over 100,000
	Selective ARID1B	ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal	FOGHORN THERAPEUTICS	Over 175,000
	Selective CBP	EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast	FOGHORN THERAPEUTICS	Over 100,000
Transcription Factor Disruptors	Undisclosed	Undisclosed	FOGHORN THERAPEUTICS	
	Undisclosed	Undisclosed	MERCK	
Partnered Program	Undisclosed	Undisclosed	LOXO ONCOLOGY / FOGHORN THERAPEUTICS	
3 Discovery Programs	Undisclosed	3 Undisclosed Programs	LOXO ONCOLOGY / FOGHORN THERAPEUTICS	

* Incidence in the U.S., EU5, Japan

48

FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER

LEADER IN NEW AREA OF CANCER BIOLOGY

Foghorn is a **leader in targeting chromatin biology,** which has unique potential to address underlying dependencies of many genetically defined cancers

Broad pipeline of **over 15 programs** across a range of targets and modalities

LARGE MARKET POTENTIAL

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

WELL-FUNDED

$374.5 million in cash and equivalents

(as of 9/30/2022)

Provides **runway into H2'2025**

SIGNIFICANT VALUE DRIVERS IN 2023

Initial clinical data in uveal melanoma with **FHD-286** expected **H1'23**

Initial clinical data in synovial sarcoma with **FHD-609** expected **mid-2023**

AML/MDS study with FHD-286 on full clinical hold, development **clarity anticipated in H1'23**

COLLABORATIONS WITH MAJOR ONCOLOGY PLAYERS

Strategic collaboration with Loxo Oncology at Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Merck collaboration to drug single specified transcription factor target; **$15 million upfront** and up to **$410 million** in milestones

49

APPENDIX FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

STRATEGIC PARTNERSHIP LOXO ONCOLOGY AT LILLY FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| 50/50 U.S. ECONOMICS ON TWO PROGRAMS 50/50 U.S. economic split on BRM-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels $380 MILLION UPFRONT $300 million cash payment $80 million investment in Foghorn common stock at a price of $20 per share THREE UNDISCLOSED DISCOVERY PROGRAMS Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid- single digit to low-double digit range $1.3 billion in potential milestones STRATEGIC COLLABORATION WITH LOXO ONCOLOGY AT LILLY Foghorn to Lead Discovery and Research Activities 52

THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION Two Major Components Work in Concert: Chromatin Remodeling Complexes and Transcription Factors CHROMATIN Chromatin – compacted form of DNA inside the nucleus of the cell 1 | CHROMATIN REMODELING COMPLEX AND TRANSCRIPTION FACTOR Work together to orchestrate gene expression 2 | RIGHT GENES TFs guide chromatin remodeling complexes to the right locations 3 | NORMAL GENE EXPRESSION Once chromatin is unpacked, gene expression can occur 54

| Mutation or overexpression in chromatin remodeling complex results in abnormal gene expression Mutated or overexpressed TF hijacks chromatin remodeling complex to wrong location DISEASE Abnormal Gene Expression DISEASE Abnormal Gene Expression BREAKDOWNS IN THE CHROMATIN REGULATORY SYSTEM CAN LEAD TO DISEASE 55

| BAF Complex Subunits Mutated and Dysregulated in Cancer 28 Chromatin Remodeling Complexes and >1,000 TFs CHROMATIN REGULATORY SYSTEM Estimate >100 Transcription Factors Associated with Just the BAF Complex BAF COMPLEX AND ASSOCIATED TRANSCRIPTION FACTORS Abundance of Targets within the BAF Complex 56

PLATFORM & DRUGGING CAPABILITIES FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| PRODUCTION OF CHROMATIN REGULATORY SYSTEM COMPONENTS PLATFORM IS POWERED BY ABILITY TO PRODUCE COMPONENTS AT SCALE Drives Drug Discovery Pipeline with Cutting Edge Technology BENEFITS Surface Mapping Assembly Affinity Screening & Validation HTS Biophysics/SPR Characterize TF / BAF Binding Sites Synthesize subcomplexes to enable drug discovery ASMS on full complex to yield novel degraders Multiple screening options with full complex Validation of novel small molecule binders FEATURES 58

PROTEIN DEGRADER PLATFORM

CURRENT APPROACH

- A leader in developing heterobifunctional degraders for clinical evaluation in oncology
- Employing PROTAC and non-CRBN based molecular glue degradation approaches

DEGRADER CHEMICAL TOOLBOX

- Proprietary library of drug-like linkers, E3 ligase binders and potential glues
- Chemistry to rapidly identify and optimize degraders

ADVANCED MECHANISTIC CHARACTERIZATION

- Native target turnover understanding
- Cellular degradation kinetics and rates
- Structural, biochemical and cellular ternary complex characterization
- Global proteomics and ubiquitination studies
- Computational modeling of degraders
- Degradation efficacy across multiple cell types

OPTIMIZATION OF DEGRADER DRUG PROPERTIES

- Guidelines for both of oral and IV-administered degraders
- PK / PD, efficacy and safety modeling to optimize dosing and scheduling




Molecular Glue
PROTAC

59

Leadership Team, Board & Advisors FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex EXPERTISE ACROSS DRUG DISCOVERY, CLINICAL DEVELOPMENT AND COMMERCIALIZATION

PROVEN LEADERSHIP TEAM



ADRIAN GOTTSCHALK
President & CEO



SAM AGRESTA, M.D., M.P.H & TM
Chief Medical Officer



STEVE BELLON, PH.D.
Chief Scientific Officer



FANNY CAVALIE
Chief Strategy and Business Operations Officer



CARLOS COSTA
Chief People Officer



MICHAEL LACASCIA
Chief Legal Officer



ALLAN REINE, M.D.
Chief Financial Officer



JACQUELINE CINICOLA
VP, Regulatory Affairs



DANETTE L. DANIELS, PH.D.
VP, Protein Degrader Platform



ANDREW GERMAIN, PH.D.
VP, Legal



CHONG-HUI GU, PH.D.
VP, CMC and QA



KARIN HELLSVIK
VP, Corporate Affairs



MURPHY HENTEMANN, PH.D.
VP, Program Leadership



SCOTT INNIS
VP, Program Leadership



NICOLA MAJCHRZAK
VP, Clinical Development Operations



MARINA NELEN, PH.D.
VP, Drug Discovery



SAURABH SEWAK
VP, Corporate Development



BEN STRAIN
VP, Investor Relations & Corporate Communications



KEVIN WILSON
VP, Chemistry

61

INDUSTRY-LEADING BOARD OF DIRECTORS AND ADVISORS

BOARD OF DIRECTORS

DOUG COLE, M.D.
Flagship Pioneering – Board Chair; Founder

SCOTT BILLER, PH.D.
Former CSO and Strategic Advisor, Agios

SIMBA GILL, PH.D.
Evelo Biosciences, Partner at Flagship Pioneering

ADRIAN GOTTSCHALK
Foghorn President & CEO

ADAM KOPPEL, M.D., PH.D.
Bain Capital Life Sciences

THOMAS J. LYNCH, JR., M.D.
Fred Hutchinson Cancer Center

MICHAEL MENDELSOHN, M.D.
Cardurion Pharmaceuticals

B. LYNNE PARSHALL, ESQ.
Senior Strategic Advisor, Ionis Pharmaceuticals

IAN SMITH
Exec. Chair of Solid Bio., Former COO of Vertex

SCIENTIFIC & OTHER ADVISORS

CHARLES SAWYERS, M.D.
MSKCC, HHMI – SAB Chair

CRAIG PETERSON, PH.D.
Professor, UMass Medical School

GERALD CRABTREE, M.D.
Stanford, HHMI; Founder

DAVID SCHENKEIN, M.D.
General Partner, GV

TONY KOUZARIDES, PH.D.
Gurdon Institute – University of Cambridge

CIGALL KADOCH, PH.D.
Dana-Farber, Broad, HMS, HHMI; Founder

62 |